FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 29, 2004

RIMPAC RESOURCES LTD.
(Exact name of registrant as specified in its charter)

Nevada	0-29481	91-1921379
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

3665 Ruffin Road, Suite 225 San Diego, California 92123
(Address of principal executive offices)
(866) 568-6266
(Registrant’s Telephone Number)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.   Change in Registrant’s Certifying Accountant.

By way of letter dated December 29, 2004 Wong Johnson and Associates, A Professional Corporation, (the “Former Accountants”) confirmed to Rimpac Resources Ltd. (the “Company”) their earlier verbal notification that they had resigned as the Company’s principal accountants, effective November 12, 2004.

The Former Accountants’ reports on the financial statements for the years ended December 31, 2003 and 2002 did not contain an adverse opinion or disclaimer of opinion and were not qualified as to audit scope or accounting principles.

The Former Accountants’ report on the financial statements of the Company as of and for the year ended December 31, 2003, contained separate paragraphs, which read as follows:

Rimpac has experienced recurring losses, has an accumulated deficit of $3,064,928 and has not yet commenced operations. These factors, among others, raise substantial doubt as to its ability to obtain long-term debt or equity financing to continue its online and offline marketing programs, complete the web portal and, thereby, commence operations and the generation of revenues.

During the year ended December 31, 2003, management has continued to seek additional capital investment to support its business ventures and provide the capital considered necessary to support operations.

Accordingly, the financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amount and classification of liabilities or other adjustments that might be necessary should the Company be unable to continue as a going concern.

The Company’s Board of Directors has received and accepted the resignation of the Former Accountants.

During the last two years preceding the Former Accountants’ resignation and for the interim period from January 1, 2004 through June 30, 2004, there were no disagreements with the Former Accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Accountants, would have caused the Former Accountants to make reference to the subject matter of the disagreements in connection with the Former Accountants’ reports.

During the last two years preceding the Former Accountants’ resignation and for the interim period from January 1, 2004 through June 30, 2004, there were no “reportable events” as defined by regulation S-K, Item 304(a)(1)(v)(A) through (D).

A letter from the Former Accountants addressed to the Securities & Exchange Commission (“SEC”) stating that the Former Accountants agree with the statements contained herein has been filed as an exhibit to this report.

Item 9.01       Financial Statements and Exhibits.

(c). Exhibits

16.1	Letter of Agreement from Wong Johnson and Associates, a Professional Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 29, 2004

Rimpac Resources, Ltd.

By: /s/ Thomas Johnson _______________________ Thomas Johnson Chief Executive Officer